Exhibit 99.1

Great Plains Energy

Investor Presentation

January 2013

Forward-Looking Statement

Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including but not limited to cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy's and KCP&L's quarterly reports on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Overview

Investment Highlights

Fundamentally Strong Credit Profile	• 100% Regulated utility with predictable cash flow generation
	• Improvement in / stability of key credit metrics is a priority
	  • Objective is visibility to sustainable FFO / Adjusted Debt* of 16%+
	  • Commitment to investment grade ratings

Attractive Platform for Long-Term Growth	• **Environmental** – additional ~$1 billion of "High Likelihood" capital projects planned to comply with existing / proposed environmental rules • **Transmission** – formed Transource Energy, LLC joint venture to pursue competitive transmission projects • **Renewables** – driven by MO/KS Renewable Portfolio Standards • **Other Growth Opportunities** – selective future initiatives that will leverage core strengths
Diligent Regulatory Approach	• Proven track record of constructive regulatory treatment • Credibility with regulators in terms of planning and execution of large, complex projects • Competitive retail rates on a regional and national level supportive of future investment • Long-term focus on reducing regulatory lag
Excellent Relationships with Key Stakeholders	• **Customers** – focused on top tier customer satisfaction • **Suppliers** – strategic supplier alliances focused on long-term supply chain value • **Employees** – strong relations between management and labor (3 IBEW locals) • **Communities** – leadership, volunteerism and high engagement in the areas we serve

*FFO / Adjusted Debt is a non-GAAP measure that is defined in the Appendix

Solid Vertically Integrated Midwest Utility

Service Territories: KCP&L and GMO



KCP&L
GMO
Iowa
Nebraska
Kansas
Missouri

Business Highlights

- Solid Midwest fully regulated electric utility operating under the KCP&L brand
- Company attributes
  - Regulated operations in Kansas and Missouri
  - ~826,800 customers / 3,100 employees
  - ~6,600 MW of primarily low-cost coal baseload generation
  - ~3,600 circuit miles of transmission lines; ~ 22,200 circuit miles of distribution lines
  - ~$9.1 billion in assets at 2011YE
  - ~$5.6 billion in rate base at 2011YE

2011 Retail MWh Sold by Customer Type



40%
46%
14%
Residential
Commercial
Industrial

Total: ~ 23,404 MWhs*

2011 Retail MWh Sales by Jurisdiction



37%
28%
35%
Kansas
Missouri (KCP&L)
GMO

Total: ~ 23,404 MWhs*

2011 MWh Generated by Fuel Type



83%
13%
2%
2%
Coal
Nuclear
Natural Gas and oil
Wind

Total: ~ 25,952 MWhs*

* In thousands

Great Plains Energy Corporate Structure

- Two regulated utility operating subsidiaries
- Healthy liquidity position with access to $1.25B of revolving credit facility capacity across the family

Great Plains Energy Incorporated ("GXP")

Available Credit Facility: $167 MM
Long-term Debt Outstanding: $993 MM

Total Consolidated Liquidity: $761 MM
Total Consolidated Long-term Debt*: $3,020 MM

Kansas City Power & Light Company ("KCP&L")

Available Credit Facility: $330 MM
Long-term Debt Outstanding: $1,902 MM

KCP&L Greater Missouri Operations Company ("GMO")

Available Credit Facility: $264 MM
Long-term Debt Outstanding: $1,009 MM**

Note: As of September 30, 2012 * Includes current maturities of Long-Term Debt ** Includes $883MM in inter-company loans from GXP to GMO

GXP's Increasing Capital Markets Presence



Debt Issuance Since 2011: GXP and Peers ($mm)
Ticker
SCG
CMS
GXP
TE
POM
PNW
WR
TEG
OGE
NVE
LNT
$1,400
$1,275
$1,037
$830
$650
$625
$500
$300
$250
$250
$250
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600

Source: Barclays, Bloomberg.

Operations

Environmental

- Estimated cost of compliance with current / proposed legislation = approximately $1 billion:
  - La Cygne
    - Unit 1 (368 MW*) – scrubber and baghouse - 2015
    - Unit 2 (343 MW*) – full Air Quality Control System (AQCS) – 2015
  - Montrose 3 (176 MW) – full AQCS – 2020 (approximately)
  - Sibley 3 (364 MW) – scrubber and baghouse – 2017 (approximately)
- Other upgrades less likely and therefore not included in estimated cost of compliance:
  - Montrose 1 (170 MW)
  - Montrose 2 (164 MW**)
  - Sibley 1 and 2 (total capacity 99 MW)
  - Lake Road 4 and 6 (93 MW**)

Net book value of "Less Likely" projects total approximately $100 million



% of Coal Fleet with Emission-Reducing Scrubbers Installed
9%
14%
14%
63%
Completed
La Cygne
High Likelihood
Less Likely

* KCP&L's share of jointly-owned facility

** In connection with KCP&L's and GMO's Integrated Resource Plan (IRP) filings with the Missouri Public Service Commission in April 2012, these projects may move from less likely to more likely but it is not expected to materially impact the overall $1 billion current estimate of capital expenditures.

Renewable Energy and Energy Efficiency

- Company-owned assets and commitments in place that will increase renewable portfolio to approximately 600 MW of wind and hydroelectric power
- Future renewable requirements driven by the Renewable Portfolio Standards (RPS) in Missouri and Kansas
- Flexibility regarding acquisition of future renewable resources:
  - Through Purchased Power Agreements (PPAs) and purchases of Renewable Energy Credits (RECs); or
  - Adding to rate base if supported by credit profile and available equity and debt financing
- Energy efficiency expected to be a key component of future resource portfolio:
  - Aggressive pursuit planned with appropriate regulatory recovery

Kansas Renewable Portfolio Standards



25%
20%
15%
10%
5%
0%
10% 10% 10% 10% 15% 15% 15% 15% 20%
2012 2013 2014 2015 2016 2017 2018 2019 2020

Based on three-year average peak retail demand

Missouri Renewable Portfolio Standards



16%
14%
12%
10%
8%
6%
4%
2%
0%
2% 2% 5% 5% 5% 5% 10% 10% 10% 15%
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Transmission

- Formed Transource Energy, LLC, a joint venture with American Electric Power, to pursue competitive transmission projects
- KCP&L and GMO are seeking regulatory approval to novate two significant projects to Transource :
  - Iatan-Nashua 345kV line – Estimated $65 million total cost and 2015 in-service date
  - Sibley-Maryville-Nebraska City 345kV line – GMO's share of the estimated total cost is $380 million and 2017 in-service date



KCP&L and GMO's electric utility system has approximately 3,600 circuit miles of transmission lines

Plant Operations

- No additional baseload generation expected for several years
- Targeting modest improvements in existing fleet performance in the coming years
- No changes currently planned regarding nuclear's role in the portfolio



Iatan 2, an 850-megawatt coal-fired power plant was recognized as power plant of the year by Power Magazine

KC Metropolitan Area Economy – Snapshot

The Kansas City metro area economy is represented by a diverse set of industries, supported by a sizeable presence in the governmental sector

Strengths

- Well-developed transportation and distribution network
- Educated workforce, leading to above average per capita income
- Below-average costs of doing business

Weaknesses

- High dependence on Sprint Nextel and telecom
- Suburban sprawl

Opportunities

- Google's high-speed fiber network makes the area an IT hub
- Stronger national recovery leads to higher demand for transportation/distribution

Source for Listed Attributes: Moody's Analytics

Leading Industries (Employees in 000's)	
State & Local Government	121.7
Restaurants and other eating places	64.3
General medical and surgical hospitals	31.7
Federal Government	28.9
Employment Services	23.3
Computer systems design and related services	16.9
Management of companies and enterprises	16.7
Offices of physicians	16.4
Grocery stores	16.2
Department stores	16.2

Top 10 Employers (# of Employees)	
HCA Midwest Health System	8,127
Wal-Mart Stores, Inc.	7,400
Sprint Corporation	7,300
Saint Luke's Health System	6,622
McDonald's USA LLC	5,700
Cerner Corporation	4,980
Children's Mercy Hospital & Clinics	4,812
DST Systems, Inc.	4,425
Truman Medical Center	4,081
University of Kansas Hospital	3,880

Source: The Kansas City Business Journal, BLS and Moody's Analytics

KC Metropolitan Area Economy – Key Indicators



Unemployment Rate
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016



Personal Income Growth
8%
6%
4%
2%
0%
-2%
-4%
-6%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016



Residential Building Permits
14000
12000
10000
8000
6000
4000
2000
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Single Family
Multifamily



Household Financial Indicators
20000
18000
16000
14000
12000
10000
8000
6000
4000
2000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Mortgage Originations ($mil)
Personal Bankruptcies

Source: Moody's Analytics, November 2012

Regulatory, Transmission and La Cygne Update

Missouri Rate Case Summary

Jurisdiction	Case Number	Requested Increase (in Millions)	Requested Increase (Percent)	Rate Base (in Millions)	Requested ROE[2]	Rate-making Equity Ratio	Decision	Anticipated Effective Date of New Rates
KCP&L – MO	ER-2012-0174	$105.7	15.1%	$2,129.9	10.40%	52.5%	January 2013	Late January 2013
GMO – MPS	ER-2012-0175	$58.3	10.9%	$1,411.9	10.40%	52.5%	January 2013	Late January 2013
GMO – L&P	ER-2012-0175	$25.2	14.6%	$479.5	10.40%	52.5%	January 2013	Late January 2013
	Total	$189.2		$4,021.3[1]				

[1] Projected combined rate base is approximately $226 million or 6% higher than at the conclusion of the last rate cases for these jurisdictions
[2] Requested ROE updated to 10.30% by KCP&L and GMO in rebuttal testimony



KCP&L - MO
Rate Increase Request Filed February 27, 2012
Total Increase $105.7 M
Sales Outside Service Territory $36.4 M*
Infrastructure Investments and Maintenance for Reliability $25.9 M
Cost of Capital $13.8 M
Other $11.1 M
Transmission Expenses $8.6 M
Energy Efficiency $5.2 M
Flood and Renewable Energy Standard AAOs $4.7 M

* Reflects revised wholesale margin cap request of $22.7 M



GMO
Rate Increase Request Filed February 27, 2012
Total Increase $83.5 M
Energy Efficiency / MEEIA $23.9 M
Other $17.7 M
Infrastructure Investments and Maintenance for Reliability $13.4 M
Fuel and Purchase Power $9.8 M
Transmission Expenses $8.8 M
Cost of Capital $7.5 M
Renewable Energy Standard AAO $2.4 M

Kansas Rate Case Summary

- Annual revenue increase of $33.16 million (vs. updated Company request of $56.4 million)
- 9.5% authorized ROE (vs. updated Company request of 10.3%); equity ratio of 51.8%
- Kansas jurisdictional rate base of $1.798 billion
- New rates effective January 1, 2013
- KCP&L is authorized to file an abbreviated rate case for additional La Cygne environmental CWIP by December 13, 2013
- Requested change to jurisdictional-allocation method of capital investment in facilities was denied

Transource Overview

- Great Plains Energy (GXP) and American Electric Power (AEP) have formed a joint venture, Transource Energy, LLC (Transource), to pursue competitive transmission projects
  - GXP owns 13.5% through a newly-formed subsidiary (GPE Transmission Holding Company, LLC)
  - AEP owns 86.5% through its subsidiary (AEP Transmission Holding Company, LLC)
- GXP's regulated subsidiaries, KCP&L and GMO, are seeking regulatory approval to novate two Southwest Power Pool (SPP) regional transmission projects they have committed to build that are in the initial stages of development
  - Sibley-Nebraska City an SPP Priority Project - 345kV, GMO's share is approximately 170 miles (175 miles total project) and approximately $380 million (approximately $400 million estimated total costs), expected in-service: 2017
  - Iatan-Nashua an SPP Balanced Portfolio Project - 345kV, approximately 30 miles, estimated total costs of approximately $65 million, expected in-service: 2015
  - KCP&L and GMO to fund 100% of the costs of the two SPP projects until they are novated and will be reimbursed by Transource consistent with the ownership structure
- Approvals to novate the projects estimated to be completed by 4Q 2013

Transource Ownership Structure



Great Plains Energy Incorporated
100%
GPE Transmission Holding Company, LLC
American Electric Power Company, Inc.
100%
AEP Transmission Holding Company, LLC
13.5%
86.5%
TRANSOURCE SM
Transource Missouri
Transource Subsidiary (Future)
Transource Subsidiary (Future)
Missouri Transmission Projects

Initial Focus on Three RTOs



- Southwest Power Pool (SPP)
- Midwest Independent Transmission System Operator (MISO)
- PJM Interconnection (PJM)

Pursuit of new transmission in other regions as markets mature

Iatan – Nashua Project

- Approximately 30-mile 345 kV transmission line and related facilities between the Iatan and Nashua substations in Missouri
- Estimated Project Cost: $65 million
- Expected In-service: 2015
- Approved as SPP 'Balanced Portfolio' project in 2009
- Expected benefits greater than cost; increases system reliability; reduces congestion; reduces regional production costs; increases transfer capability between MISO and SPP



CLINTON
BUCHANAN
PLATTE
CLAY
LEAVENWORTH
WYANDOTTE

Sibley – Nebraska City Project

- Approximately 170-mile 345 kV GMO's share (175 miles total project) transmission line and related facilities between Nebraska and Missouri
- GMO's Estimated Project Cost: $380 million (approximately $400 million estimated total costs)
- Expected In-service: 2017
- Approved as the largest regional project in the SPP 'Priority Projects' portfolio in 2010
- Benefits: Priority Projects will increase reliability; reduce congestion; improve energy market efficiency; facilitate the integration of renewables; increase west-east transfer capability across the SPP


SD
IA
NE
Nebraska City
Maryville
Sibley
KS
MO
Spearville
Wichita
Comanche
Medicine Lodge
Woodward*
Tulsa
Riverside
OK
AR
Valliant
Northwest Texarkana

GXP Benefits from Transource Joint Venture

- Long-term growth opportunity through creation of national transmission platform
  - Provides opportunity for sustainable, long-term growth in competitive transmission market
  - Ability to co-invest in transmission with AEP on a national scale
  - First-class partner with largest US transmission system, strong balance sheet and demonstrated commitment to transmission growth
  - Project execution expertise creates greatest value for customers
  - Provides geographic investment diversity

- Diversifies earnings
  - Transmission investments help diversify long-term earnings
  - Enhances returns on future capital investments by way of FERC's regulatory construct for transmission
    - Improves ability to earn authorized ROE through formula rates

- Enhances financial flexibility
  - Reduces medium-term capital expenditure requirements and external financing needs
  - Smoothes capital requirements with near-term environmental investments and longer term transmission opportunities
  - Reduces regulatory lag due to FERC cost recovery mechanisms

Transource Missouri, LLC Regulatory Filings

Application	Regulatory Jurisdiction	Case Number	Date Filed	Purpose	Anticipated Effective Date for Approval
Certificate of Convenience and Necessity (CCN)	MPSC	EA-2013-0098	8/31/12	• Seeking a line CCN to construct, finance, own, operate, and maintain the Iatan-Nashua 345kV line and Sibley-Nebraska 345kV line within the state of Missouri	3Q 2013
Authorization to Transfer	MPSC	EO-2012-0367	8/31/12	• Request authorization to transfer at cost certain transmission property to Transource Missouri, LLC • Grant waivers of Missouri Affiliate Transaction Rules	3Q 2013
FERC 205 Filing	FERC	ER12-2554-000 [1]	8/31/12	• Request for incentive rate treatments for investment in Iatan-Nashua 345kV project and Sibley-Nebraska City 345kV project • Acceptance of Transource Missouri formula rate to capture and recover the costs of Transource Missouri's investment in the projects and any future SPP-controlled transmission asset	• Incentive rate treatment was approved by FERC in October 2012 • Formula rate accepted by FERC subject to the outcome of hearing or settlement expected in 2013

[1] Transource will earn FERC formula rates on the Iatan-Nashua Project and Sibley-Nebraska City Project once they are novated

FERC 205 Filing - Case Number ER12-2554-000

- Requested base ROE of 10.6% for Transource Missouri, including Iatan-Nashua Project and Sibley-Nebraska City Project. Outcome of hearing or settlement that will determine base ROE expected in 2013.

Incentive Requested	Iatan-Nashua Project	Sibley-Nebraska City Project	Commission Ruling
RTO Adder	50 basis points	50 basis points	Granted
ROE Risk Adder	None	100 basis points	Granted
CWIP in Transmission Rate Base	Yes	Yes	Granted
Abandonment	Yes	Yes	Granted
Pre-commercial Costs/Regulatory Asset	Yes	Yes	Granted
Hypothetical (60% Equity/40% Debt) Capital Structure During Construction	Yes	Yes	Granted
Single-Issue Ratemaking: ROE	Yes	Yes	Denied

La Cygne Environmental Upgrade Construction Update

La Cygne Generation Station

- La Cygne Coal Unit 1 368 MW* - Wet scrubber, baghouse, activated carbon injection
- La Cygne Coal Unit 2 343 MW* - Selective catalytic reduction system, wet scrubber, baghouse, activated carbon injection, over-fired air, low No_x burners
- Project cost estimate, excluding AFUDC and property tax, $615 million*. Kansas jurisdictional share is $281 million
- 2011 predetermination order issued in Kansas deeming project as requested and cost estimate to be reasonable
- Project is on schedule and on budget

* KCP&L's 50% share

Key Steps to Completion		Status
• Site Prep; Major Equipment Purchase		Completed (3Q 2012)
• New Chimney Shell Erected		Completed (2Q 2012)
• Installation of Low No_x Burners for La Cygne 2	2Q 2013	On schedule
• Major Construction	4Q 2012 – 2Q 2014	On schedule
• Startup Testing	3Q 2014	On schedule
• Tie-in Outage Unit 2	4Q 2014	On schedule
• Tie-in Outage Unit 1	1Q 2015	On schedule
• In-service	2Q 2015	On schedule

Third Quarter 2012 Operations and Financial Update

Plant Performance

Coal and Nuclear



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

	Q3 2012	Q3 2011	YTD 2012*	YTD 2011*
Equivalent Availability Coal	89%	88%	86%	81%
Capacity Factor Coal	81%	64%	73%	66%
Equivalent Availability Nuclear	99%	96%	73%	62%
Capacity Factor Nuclear	100%	98%	73%	62%

* As of September 30

Combined Fleet



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

	Q3 2012	Q3 2011	YTD 2012*	YTD 2011*
Equivalent Availability	91%	89%	84%	78%
Capacity Factor	83%	69%	73%	65%

Customer Consumption

Improved weather-normalized demand growth of 1.1% in October 2012 compared to prior year reduced October YTD 2012 weather-normalized decline to 1.3% compared to prior year

Retail MWh Sales and Customer Growth Rates

	3Q 2012 Compared to 3Q 2011				September YTD 2012 Compared to September YTD 2011			
		Weather – Normalized				Weather – Normalized		
	Total Change in MWh Sales	Customers	Use / Customer	Change MWh Sales	Total Change in MWh Sales	Customers	Use / Customer	Change MWh Sales
Residential	(0.6%)	0.2%	(3.2%)	(3.0%)	(4.3%)	0.2%	(2.3%)	(2.1%)
Commercial	(1.9%)	0.0%	(4.4%)	(4.5%)	(0.3%)	0.0%	(0.6%)	(0.5%)
Industrial	(4.6%)	(1.9%)	(4.1%)	(5.9%)	(0.9%)	(1.8%)	(0.3%)	(2.1%)
	(1.6%)	0.2%[1]	(4.3%)[1]	(4.2%)[1]	(2.0%)	0.1%[1]	(1.6%)[1]	(1.5%)[1]

[1] Weighted average

- October 2012 weather-normalized MWh sales increased 1.1% compared to October 2011
- October YTD 2012 weather-normalized MWh sales compared to October YTD 2011 declined 1.3%

2012 Third Quarter EPS Reconciliation Versus 2011

	2011 EPS	2012 EPS	Change in EPS
1Q	$ 0.01	($0.07)	($0.08)
2Q	$ 0.31	$ 0.41	$ 0.10
3Q	$ 0.91	$ 0.95	$ 0.04
YTD[1]	$ 1.24	$ 1.34	$ 0.10

Contributors to Change in 2012 EPS Compared to 2011

	2011 Special Factors	New Retail Rates	Weather	WN Demand	Wolf Creek	Interest Expense	Dilution	Other	Total
1Q 2012	$ 0.07	$ 0.13	$ (0.11)	$ -	$ (0.07)	$ (0.10)	$ -	$ -	$ (0.08)
2Q 2012	$ 0.06	$ 0.06	$ 0.08	$ -	$ (0.03)	$ (0.03)	$ (0.01)	$ (0.03)	$ 0.10
3Q 2012	$ 0.09	$ -	$ 0.06	$ (0.09)	$ -	$ 0.06	$ (0.09)	$ 0.01	$ 0.04
YTD[1]	$ 0.22	$ 0.20	$ 0.03	$ (0.10)	$ (0.09)	$ (0.07)	$ (0.06)	$ (0.03)	$ 0.10

Note: YTD numbers may not add due to the effect of dilutive shares on EPS

[1] As of September 30

September 30, 2012 Debt Profile and Current Credit Ratings

Great Plains Energy Debt

($ in Millions)	KCP&L		GMO (1)		GPE		Consolidated	
	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)
Short-term debt	$ 366.0	0.68%	$ 251.0	0.97%	$ 31.0	2.00%	$ 648.0	0.85%
Long-term debt (3)	1,902.0	6.02%	124.9	7.34%	993.1	4.65%	3,020.0	5.63%
Total	$2,268.0	5.16%	$375.9	3.08%	$1,024.1	4.57%	$3,668.0	4.78%

Secured debt = $830 (23%), Unsecured debt = $2,838 (77%)

(1) GPE guarantees substantially all of GMO's debt

(2) Weighted Average Rates – excludes premium / discounts and other amortizations

(3) Includes current maturities of long-term debt

Long-Term Debt Maturities (4)(5)



Debt ($ in millions)
$500
$400
$300
$200
$100
$
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
GPE
KCP&L
GMO
Maturity

(4) Includes long-term debt maturities through December 31, 2021

(5) 2013 reflects mode maturity for $167.6 million of KCP&L tax-exempt bonds subject to remarketing prior to final maturity date

Current Credit Ratings	Moody's	Standard & Poor's
Great Plains Energy		
Outlook	Stable	Stable
Corporate Credit Rating	-	BBB
Preferred Stock	Ba2	BB+
Senior Unsecured Debt	Baa3	BBB-
KCP&L		
Outlook	Stable	Stable
Senior Secured Debt	A3	BBB+
Senior Unsecured Debt	Baa2	BBB
Commercial Paper	P-2	A-2
GMO		
Outlook	Stable	Stable
Senior Unsecured Debt	Baa3	BBB
Commercial Paper	P-3	A-2

Key Credit Ratios and Liquidity for Great Plains Energy


FFO / Adjusted Debt*
20.0%
10.0%
0.0%
9.1%
16.6%
12.3%
15.6%
2009
2010
2011
LTM**


FFO Interest Coverage*
5
4
3
2
1
0
2.4
4.1
3.2
3.6
2009
2010
2011
LTM**


Adjusted Debt / Total Adjusted Capitalization*
60%
55%
50%
45%
56.7%
56.1%
56.9%
56.1%
2009
2010
2011
3Q 2012

September 30, 2012 Liquidity

($ in millions)

	KCP&L	GMO	GPE	Total
Aggregate Bank Commitments (1)	$710.0	$530.0	$200.0	$1,440.0
Outstanding Facility Draws	0.0	0.0	31.0	31.0
Outstanding Letters of Credit	13.9	15.1	1.8	30.8
A/R Securitization Facility Draws	110.0	80.0	0.0	190.0
Available Capacity Under Facilities	**586.1**	**434.9**	**167.2**	**1,188.2**
Outstanding Commercial Paper	256.0	171.0	-	427.0
Available Capacity Less Outstanding Commercial Paper	**$330.1**	**$263.9**	**$167.2**	**$761.2**

(1) Includes KCP&L $110M and GMO $80M accounts receivable securitization facilities

* All ratios calculated using Standard and Poor's methodology. Ratios are non-GAAP measures that are defined and reconciled to GAAP in Appendix
** Last twelve months (LTM) as of September 30, 2012

GXP Projected Capital Expenditures*



Projected Utility Capital Expenditures Per 2011 10-K
(millions)
$634.0
Nuclear Fuel, $20.8
General $42.1
Environmental $178.1
SPP** $4.2
T&D $186.4
Generation $202.4
2012
$783.0
Nuclear Fuel, $40.1
General $53.8
Environmental $189.3
SPP $42.2
T&D $212.0
Generation $245.6
2013
$673.5
Nuclear Fuel, $25.3
General $34.6
Environmental $127.3
SPP $70.9
T&D $185.8
Generation $229.6
2014

* Projected capital expenditure excludes Allowance for Funds Used During Construction (AFUDC)
** SPP balanced portfolio and priority transmission projects

Appendix

Great Plains Energy Consolidated Earnings and Earnings Per Share – Three Months Ended September 30

(Unaudited)

	Earnings (in Millions)		Earnings per Share	
	2012	2011	2012	2011
Electric Utility	$ 141.9	$ 133.9	$ 0.93	$ 0.97
Other	4.5	(7.3)	0.02	(0.06)
Net income	146.4	126.6	0.95	0.91
Less: Net income attributable to noncontrolling interest	(0.2)	(0.1)		-
Net income attributable to Great Plains Energy	146.2	126.5	0.95	0.91
Preferred dividends	(0.4)	(0.4)	-	-
Earnings available for common shareholders	$ 145.8	$ 126.1	$ 0.95	$ 0.91

Common stock outstanding for the quarter averaged 153.4 million shares, about 11 percent higher than the same period in 2011

Great Plains Energy Consolidated Earnings and Earnings Per Share – Year to Date September 30

(Unaudited)

	Earnings (in Millions)		Earnings per Share	
	2012	2011	2012	2011
Electric Utility	$ 210.2	$ 189.9	$ 1.45	$ 1.37
Other	(15.0)	(17.6)	(0.10)	(0.13)
Net income	195.2	172.3	1.35	1.24
Preferred dividends	(1.2)	(1.2)	(0.01)	-
Earnings available for common shareholders	$ 194.0	$ 171.1	$ 1.34	$ 1.24

Common stock outstanding for the quarter averaged 145 million shares, about 5 percent higher than the same period in 2011

Great Plains Energy Reconciliation of Gross Margin to Operating Revenues
(Unaudited)

	Three Months Ended September 30 (millions)		Year to Date September 30 (millions)	
	2012	2011	2012	2011
Operating revenues	$ 746.2	$ 773.7	$ 1,829.5	$ 1,831.7
Fuel	(164.7)	(146.5)	(422.1)	(365.8)
Purchased power	(17.9)	(68.1)	(69.5)	(178.4)
Transmission of electricity by others	(9.8)	(8.6)	(25.9)	(23.1)
Gross margin	$ 553.8	$ 550.5	$ 1,312.0	$ 1,264.4

Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company's expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L's Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment's operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company's definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above.

Credit Metric Reconciliation to GAAP

Funds from operations (FFO) to adjusted debt is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). FFO to adjusted debt, as used by Great Plains Energy, is defined in accordance with Standard & Poor's methodology used for calculating FFO to debt. The numerator of the ratio is defined as net cash from operating activities (GAAP) plus non-GAAP adjustments related to operating leases, hybrid securities, post-retirement benefit obligations, capitalized interest, power purchase agreements, asset retirement obligations, changes in working capital and decommissioning fund contributions. The denominator of the ratio is defined as the sum of debt balances (GAAP) plus non-GAAP adjustments related to some of the same items adjusted for in the numerator and other adjustments related to securitized receivables and accrued interest. Management believes that FFO to adjusted debt provides a meaningful way to better understand the Company's credit profile. FFO to adjusted debt is used internally to help evaluate the possibility of a change in the Company's credit rating.

Funds from Operations (FFO) / Adjusted Debt

	2009	2010	2011	LTM*
Funds from operations				
Net cash from operating activities	$ 335.4	$ 552.1	$ 443.0	$ 561.8
Adjustments to reconcile net cash from operating activities to FFO:				
Operating leases	7.5	8.7	11.1	10.1
Intermediate hybrids reported as debt	14.4	28.8	28.8	14.4
Intermediate hybrids reported as equity	(0.8)	(0.8)	(0.8)	(0.8)
Post-retirement benefit obligations	8.3	24.4	65.3	67.2
Capitalized interest	(37.7)	(28.5)	(5.8)	(6.6)
Power purchase agreements	12.0	8.3	1.6	0.8
Asset retirement obligations	(6.0)	(7.0)	(6.6)	(6.6)
Reclassification of working-capital changes	37.9	95.1	(0.8)	37.3
US decommissioning fund contributions	(3.7)	(3.7)	(3.4)	(3.3)
Other adjustments	1.5	-	-	-
Total adjustments	33.4	125.3	89.4	112.5
Funds from operations	$ 368.8	$ 677.4	$ 532.4	$ 674.3
Adjusted Debt				
Notes payable	$ 252.0	$ 9.5	$ 22.0	$ 31.0
Collateralized note payable		95.0	95.0	190.0
Commercial paper	186.6	263.5	267.0	427.0
Current maturities of long-term debt	1.3	485.7	801.4	257.1
Long-term Debt	3,213.0	2,942.7	2,742.3	2,762.9
Total debt	3,652.9	3,796.4	3,927.7	3,668.0
Adjustments to reconcile total debt to adjusted debt:				
Trade receivables sold or securitized	95.0			
Operating leases	139.7	142.5	127.2	120.9
Intermediate hybrids reported as debt	(287.5)	(287.5)	(287.5)	
Intermediate hybrids reported as equity	19.5	19.5	19.5	19.5
Post-retirement benefit obligations	289.3	280.5	303.1	303.1
Accrued interest not included in reported debt	72.5	75.4	76.9	60.1
Power purchase agreements	50.2	19.6	105.8	120.0
Asset retirement obligations	34.2	41.1	40.4	40.4
Total adjustments	412.9	291.1	385.4	664.0
Adjusted Debt	$ 4,065.8	$ 4,087.5	$ 4,313.1	$ 4,332.0
FFO / Adjusted Debt	9.1%	16.6%	12.3%	15.6%

* Last twelve months as of September 30, 2012

Credit Metric Reconciliation to GAAP

Funds from operations (FFO) interest coverage ratio is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). FFO interest coverage, as used by Great Plains Energy, is defined in accordance with Standard & Poor's methodology used for calculating FFO interest coverage. The numerator of the ratio is defined as net cash from operating activities (GAAP) plus non-GAAP adjustments related to operating leases, hybrid securities, post-retirement benefit obligations, capitalized interest, power purchase agreements, asset retirement obligations, changes in working capital and decommissioning fund contributions plus adjusted interest expense (non-GAAP). The denominator of the ratio, adjusted interest expense, is defined as interest charges (GAAP) plus non-GAAP adjustments related to some of the same items adjusted for in the numerator and other adjustments needed to match Standard & Poor's calculation. Management believes that FFO interest coverage provides a meaningful way to better understand the Company's credit profile. FFO interest coverage is used internally to help evaluate the possibility of a change in the Company's credit rating.

Funds from Operations (FFO) Interest Coverage

	2009	2010	2011	LTM*
Funds from operations				
Net cash from operating activities	$ 335.4	$ 552.1	$ 443.0	$ 561.8
Adjustments to reconcile net cash from operating activities to FFO:				
Operating leases	7.5	8.7	11.1	10.1
Intermediate hybrids reported as debt	14.4	28.8	28.8	14.4
Intermediate hybrids reported as equity	(0.8)	(0.8)	(0.8)	(0.8)
Post-retirement benefit obligations	8.3	24.4	65.3	67.2
Capitalized interest	(37.7)	(28.5)	(5.8)	(6.6)
Power purchase agreements	12.0	8.3	1.6	0.8
Asset retirement obligations	(6.0)	(7.0)	(6.6)	(6.6)
Reclassification of working-capital changes	37.9	95.1	(0.8)	37.3
US decommissioning fund contributions	(3.7)	(3.7)	(3.4)	(3.3)
Other adjustments	1.5			
Total adjustments	33.4	125.3	89.4	112.5
Funds from operations	$ 368.8	$ 677.4	$ 532.4	$ 674.3
Interest expense				
Interest charges	$ 180.9	$ 184.8	$ 218.4	$ 233.2
Adjustments to reconcile interest charges to adjusted interest expense:				
Trade receivables sold or securitized	4.8			
Operating leases	9.4	8.1	7.7	8.7
Intermediate hybrids reported as debt	(14.4)	(28.8)	(28.8)	(21.6)
Intermediate hybrids reported as equity	0.8	0.8	0.8	0.8
Post-retirement benefit obligations	21.6	19.4	17.6	17.6
Capitalized interest	37.7	28.5	5.8	6.6
Power purchase agreements	3.2	2.9	6.1	8.0
Asset retirement obligations	8.1	8.7	9.3	9.3
Other adjustments	2.4	(2.4)		
Total adjustments	73.6	37.2	18.5	29.4
Adjusted interest expense	$ 254.5	$ 222.0	$ 236.9	$ 262.6
FFO interest coverage (x)	2.4	4.1	3.2	3.6

* Last twelve months as of September 30, 2012

Credit Metric Reconciliation to GAAP

Adjusted debt to total adjusted capitalization is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Adjusted debt to total adjusted capitalization, as used by Great Plains Energy, is defined in accordance with Standard & Poor's methodology used for calculating the ratio of debt to debt and equity. The numerator of the ratio, adjusted debt, is defined as the sum of debt balances (GAAP) plus non-GAAP adjustments related to securitized receivables, operating leases, hybrid securities, post-retirement benefit obligations, accrued interest, power purchase agreements and asset retirement obligations. The denominator of the ratio, total adjusted capitalization, is defined as the sum of equity balances (GAAP) plus non-GAAP adjustments related to hybrid securities plus the non-GAAP adjusted debt as defined for the numerator. Management believes that adjusted debt to total adjusted capitalization provides a meaningful way to better understand the Company's credit profile. Adjusted debt to total adjusted capitalization is used internally to help evaluate the possibility of a change in the Company's credit rating.

Adjusted Debt / Total Adjusted Capitalization

	2009	2010	2011	Q3 2012*
Adjusted Debt				
Notes payable	$ 252.0	$ 9.5	$ 22.0	$ 31.0
Collateralized note payable		95.0	95.0	190.0
Commercial paper	186.6	263.5	267.0	427.0
Current maturities of long-term debt	1.3	485.7	801.4	257.1
Long-term Debt	3,213.0	2,942.7	2,742.3	2,762.9
Total debt	3,652.9	3,796.4	3,927.7	3,668.0
Adjustments to reconcile total debt to adjusted debt:				
Trade receivables sold or securitized	95.0			
Operating leases	139.7	142.5	127.2	120.9
Intermediate hybrids reported as debt	(287.5)	(287.5)	(287.5)	
Intermediate hybrids reported as equity	19.5	19.5	19.5	19.5
Post-retirement benefit obligations	289.3	280.5	303.1	303.1
Accrued interest not included in reported debt	72.5	75.4	76.9	60.1
Power purchase agreements	50.2	19.6	105.8	120.0
Asset retirement obligations	34.2	41.1	40.4	40.4
Total adjustments	412.9	291.1	385.4	664.0
Adjusted Debt	$ 4,065.8	$ 4,087.5	$ 4,313.1	$ 4,332.0
Total common shareholders' equity	$ 2,792.5	$ 2,885.9	$ 2,959.9	$ 3,365.4
Noncontrolling interest	1.2	1.2	1.0	-
Total cumulative preferred stock	39.0	39.0	39.0	39.0
Total equity	2,832.7	2,926.1	2,999.9	3,404.4
Adjustments to reconcile total equity to adjusted equity:				
Intermediate hybrids reported as debt	287.5	287.5	287.5	
Intermediate hybrids reported as equity	(19.5)	(19.5)	(19.5)	(19.5)
Total adjustments	268.0	268.0	268.0	(19.5)
Adjusted Equity	$ 3,100.7	$ 3,194.1	$ 3,267.9	$ 3,384.9
Total Adjusted Capitalization	$ 7,166.5	$ 7,281.6	$ 7,581.0	$ 7,716.9
Adjusted Debt / Total Adjusted Capitalization	56.7%	56.1%	56.9%	56.1%

* As of September 30, 2012